                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                              October 18, 1996
             ---------------------------------------------------
              (Date of Report, date of earliest event reported)



                         TITANIUM METALS CORPORATION
       --------------------------------------------------------------
           (Exact name of Registrant as specified in its charter)



           Delaware                 0-28538            13-5630895
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      (State or other             (Commission         (IRS Employer
       jurisdiction of             File Number)        Identification
       incorporation)                                  Number)



          1999 Broadway, Suite 4300, Denver, CO              80202
     ------------------------------------------------------------------
        (Address of principal executive offices)          (Zip Code)



                               (303) 296-5600
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            (Registrant's telephone number, including area code)



                               Not Applicable
     ------------------------------------------------------------------
           (Former name or address, if changed since last report)

Item 5:  Other Events

                 On October 17, 1996, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to the Registrant's Third Quarter 1996 Results.



Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     Exhibits

                 Item No.                      Exhibit List
                 --------         -----------------------------------------
                  99.1            Press release dated October 17, 1996
                                  issued by Registrant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TITANIUM METALS CORPORATION
                                            (Registrant)




                                            By: /s/ John R. Burt
                                                ------------------------
                                                John R. Burt
                                                Corporate Attorney
                                                     and Assistant Secretary




Date: October 18, 1996

                                Exhibit Index


                 Item No.                      Exhibit List
                 --------         -----------------------------------------
                  99.1            Press release dated October 17, 1996